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                                                                 EXECUTION COPY

                 STOCKHOLDERS AND REGISTRATION RIGHTS AGREEMENT


                  THIS AGREEMENT is made as of June 18, 1997, by and among Duane Reade Holding Corp., a Delaware corporation (the "Company"), the Persons listed on Schedule A attached hereto (the "DLJ Stockholders") and BCIP Associates, BCIP Trust Associates, L.P., Tyler Capital Fund, L.P., Tyler International, L.P.-II, Tyler Massachusetts, L.P., Bankers Trust New York Corporation, Conac & Co., Muico & Co., Roton & Co., USL Capital Corporation, Bruce Weitz, Jeffrey C. Hammes, Karl Lutz, Pearlman Family Partners, Thomas Stemberg and The Marion Trust (collectively, the "Continuing Stockholders"). The DLJ Stockholders and the Continuing Stockholders are collectively referred to herein as the "Stockholders" and individually as a "Stockholder." Unless otherwise provided in this Agreement, capitalized terms used herein are defined in paragraph 8 hereof.

                  The Recapitalization Agreement dated as of May 30, 1997 (the "Recapitalization Agreement") among (i) the Company, (ii) DLJ Merchant Banking (as defined herein) and (iii) the Continuing Stockholders sets forth the terms and conditions under which DLJ Merchant Banking will purchase certain shares of the various classes of the Company's currently outstanding common stock (the "Outstanding Common") from the Continuing Stockholders (other than Bruce Weitz, who will retain all of his Outstanding Common). In addition, pursuant to the Recapitalization Agreement, among other things, (i) the Continuing Stockholders will retain certain of their shares of Outstanding Common (the "Retained Common") (it being understood that Bruce Weitz shall retain all of his Outstanding Common) and (ii) all of the outstanding shares of Outstanding Common, including without limitation the Retained Common, will be reclassified into shares of Class B Common Stock, $.01 par value per share, of the Company (the "Common Stock").

                  The Company and the Stockholders desire to enter into this Agreement to, among other things: (i) establish the composition of the Company's Board of Directors (the "Board"), (ii) assure continuity in the management and ownership of the Company, (iii) terminate the Stockholder Agreement dated September 25, 1992 by and between Duane Reade Holding Corp. and certain other parties set forth therein (the "1992 Stockholders Agreement),
(iv) terminate the Registration Agreement dated September 25, 1992 by and between Duane Reade Holding Corp. and certain other parties set forth therein (the "1992 Registration Agreement"), (v) limit the manner and terms by which the Stockholders' Common Stock may be transferred and (vi) provide the registration rights set forth herein.

                  NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable


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consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

                  1.       Board of Directors.

                  (a) From and after the Closing (as defined in the Recapitalization Agreement) and until the provisions of this paragraph 1 cease to be effective, each Stockholder shall vote all of its Stockholder Shares (as defined in paragraph 8 hereof) and any other voting securities of the Company over which such Stockholder has voting control and shall take all other necessary or desirable actions within such Stockholder's control (whether in such Stockholder's capacity as a stockholder, director, member of a board committee or officer of the Company or otherwise, and including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum, execution of written consents in lieu of meetings and approval of amendments and/or restatements of the Company's Certificate of Incorporation or bylaws), and the Company shall take all necessary and desirable actions within its control (including, without limitation, calling special board, stockholder meetings and approval of amendments and/or restatements of the Company's Certificate of Incorporation or bylaws), so that:

                         (i) the authorized number of directors on the Board shall be established by the DLJ Representative;

                         (ii) all representatives designated by the DLJ Representative shall be elected to the Board;

                       (iii) the composition of the board of directors of each of the Company's subsidiaries (a "Sub Board") shall be the same as that of the Board;

                        (iv) any committees of the Board or a Sub Board shall be created only upon the approval of all members of the Board and the composition of each such committee (if any) shall be proportionately equivalent to that of the Board;

                         (v) the removal from the Board or a Sub Board (with or without cause) of any representative designated hereunder by the DLJ Representative (including under (ii) above) shall be at the DLJ Representative's written request, but only upon such written request and under no other circumstances; and

                        (vi) in the event that any representative designated hereunder by the DLJ Representative (including, without limitation, under (ii) above) for any reason ceases to serve as a member of the Board or a Sub Board during his or her term of office, the resulting vacancy on the Board or the Sub Board shall be filled by a representative designated by the DLJ Representative, as provided hereunder.





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                  (b) The Company shall pay the reasonable out-of-pocket
expenses incurred by each director in connection with attending the meetings of the Board, any Sub Board and any committee thereof.

                  (c) If the DLJ Representative fails to designate a representative to fill a directorship pursuant to the terms of this paragraph 1, the election of a person to such directorship shall be accomplished in accordance with the Company's bylaws and applicable law.

                  2. Irrevocable Proxy: Conflicting Agreements.

                  (a) In order to secure each Stockholder's obligation to vote its Stockholder Shares and other voting securities of the Company in accordance with the provisions of paragraph 1 hereof, each Stockholder hereby appoints the DLJ Representative as its true and lawful proxy and attorney-in-fact, with full power of substitution, to vote all of such Stockholder's Stockholder Shares and other voting securities of the Company for the election and/or removal of directors and all such other matters as expressly provided for in paragraph 1. The DLJ Representative may exercise the irrevocable proxy granted to it hereunder at any time any Stockholder fails to comply with the provisions of this Agreement. The proxies and powers granted by each Stockholder pursuant to this paragraph 2 are coupled with an interest and are given to secure the performance of the Stockholders' obligations under this Agreement. Such proxies and powers will be irrevocable until the termination of this Agreement and will survive the death, incompetency and disability of each Stockholder and the holders of each of its respective Stockholder Shares.

                  (b) Each Stockholder represents that such Stockholder has not granted and is not a party to any proxy, voting trust or other agreement which is inconsistent with or conflicts with the provisions of this Agreement, and no holder of Stockholder Shares shall grant any proxy or become party to any voting trust or other agreement which is inconsistent with or conflicts with the provisions of this Agreement.

                  2A. Each Stockholder hereby agrees and consents that upon the execution of this Agreement, each of the 1992 Stockholder Agreement and the 1992 Registration Rights Agreement is hereby terminated and of no further force and effect.

                  3. Restrictions on Transfer of Stockholder Shares.

                  (a) Transfer of Stockholder Shares. No Stockholder shall sell, transfer, assign, pledge or otherwise dispose of (a "Transfer") any interest in any Stockholder Shares, except as set forth below in this Section
3. Notwithstanding the foregoing, no Continuing Stockholder shall sell, transfer, assign, pledge or otherwise dispose of any interest in any Stockholder Shares to a


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Competitor without the prior written consent of the DLJ Stockholders.

                  (b) Intentionally omitted.

                  (c) First Offer Rights. With respect to any Transfer of Stockholder Shares by any holders of Stockholder Shares other than the DLJ
Stockholders: if any Stockholder (the "Offering Stockholder") proposes to transfer any of the Stockholder Shares owned by such Stockholder, then the Offering Stockholder shall deliver a notice (the "Offer Notice") to the Company, the DLJ Stockholders and the other Continuing Stockholders setting forth in reasonable detail the number and class of such Stockholder Shares such Offering Stockholder proposes to transfer (the "Offered Shares") and the proposed terms and conditions of the Transfer, which shall be in the form of a sale of Offered Shares solely for cash (payable at closing or in specified installments). The Company may elect to purchase any or all of the Stockholder Shares owned by Offering Stockholder specified in the Offer Notice, at the price and on the terms specified therein, by delivering written notice of such election to the Offering Stockholder, the DLJ Stockholders and the Continuing Stockholders as soon as practicable but in any event within 15 days after the delivery of the Offer Notice. If the Company does not elect to purchase all of the Offered Shares within such 15- day period, the DLJ Stockholders may elect to purchase any or all of the remaining Offered Shares at the price and on the terms specified in the Offer Notice by delivering written notice of such election to the Company, the Offering Stockholder and the other Continuing Stockholders as soon as practicable but in any event within 25 days after delivery of the Offer Notice. If neither the Company nor the DLJ Stockholders elect to purchase in the aggregate all of the Offered Shares within such 25-day period, each Continuing Stockholder may elect to purchase its Pro Rata Share (as defined below) of the remaining Offered Shares at the price and on the terms specified in the Offer Notice by delivering written notice of such election to the Company, the Offering Stockholder, the DLJ Stockholders and the other Continuing Stockholders as soon as practicable but in any event within 35 days after delivery of the Sale Notice. Any Offered Shares not elected to be purchased by the end of such 35-day period shall be re-offered for a five day period by the Offering Stockholder on a pro rata basis to the Continuing Stockholders who have elected to purchase their Pro Rata Share. If the Company, the DLJ Stockholders and/or any Continuing Stockholder have elected to purchase all of the Offered Shares from Offering Stockholder, the transfer of such shares shall be consummated as soon as practicable after the delivery of the election notices, but in any event within 50 days after the delivery of the Offer Notice. To the extent that the Company, the DLJ Stockholders and the Continuing Stockholders have not elected to purchase all of the Offered Shares within 40 days after delivery of the Offer Notice, the Offering Stockholder will not be required to sell any of the Offered Shares to the Company, the DLJ Stockholders or the


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Continuing Stockholders. In such event, the Offering Stockholder may, within 60 days after the delivery of the Offer Notice, transfer the Offered Shares to any third party or parties at a price equal to the price per share specified in the Offer Notice and on other terms no more favorable to the transferee than offered to the Company, the DLJ Stockholders and the Continuing Stockholders in the Offer Notice. "Pro Rata Share" with respect to any Continuing Stockholder shall be an amount equal to the ratio of the number of Stockholder Shares owned by such Person of the same class of stock as the Offered Shares to the total number of Stockholder Shares owned by all the Continuing Stockholders of the same class of stock as the Offered Shares; provided that the provisions of this
Section 3(c) shall not apply to Exempt Transfers (as defined below).

                  (d) Participation Rights. Each Continuing Stockholder may elect to participate in a contemplated Transfer of Offered Shares by DLJ Stockholders by delivering written notice to the DLJ Stockholders within 20 days after delivery of the Sale Notice. If any Continuing Stockholder has elected to participate in such Transfer, such Continuing Stockholder shall be entitled to sell in the contemplated Transfer a number of Stockholder Shares owned by such Continuing Stockholder equal to the product of (i) the quotient determined by dividing the percentage of all Stockholder Shares owned by such Continuing Stockholder by the aggregate percentage of all Stockholder Shares owned by the DLJ Stockholders and the Continuing Stockholders electing to participate in such sale and (ii) the number of Offered Shares. The sale by all Continuing Stockholders electing to participate in such sale will be on the same terms as the sale by the DLJ Stockholders and at sale prices equal the same price per share as paid to the DLJ Stockholders for the Offered Shares sold by the DLJ Stockholders.

         For example, if the Sale Notice contemplated a sale of 100 Offered Shares by the DLJ Stockholders, and if the DLJ Stockholders at such time owns 30% of all Stockholder Shares and if one other Continuing Stockholder elects to participate and owns 20% of all Stockholder Shares, the DLJ Stockholders would be entitled to sell 60 shares ((30% / 50%) X 100 shares) and such Continuing Stockholder would be entitled to sell 40 shares ((20% / 50%) x 100 shares).

The DLJ Stockholders shall use reasonable best efforts to obtain the agreement of the prospective transferee(s) to the participation of the Continuing Stockholders in any contemplated Transfer, and the DLJ Stockholders shall not Transfer any of its Stockholder Shares to the prospective transferee(s) if the prospective transferee(s) declines to allow the participation of the Continuing Stockholders.

                  (e) Permitted Transfers. The restrictions contained in this paragraph 3 shall not apply with respect to (i) any


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Transfer of Stockholder Shares by any Stockholder pursuant to applicable laws of descent and distribution or among such Stockholder's immediate family, (ii) a Transfer of Stockholder Shares by any Stockholder among its Affiliates, (iii) a Public Sale, (iv) a Transfer of Stockholder Shares by the DLJ Stockholders to a Permitted DLJ Transferee and (v) any Transfer in connection with the sale of Stockholder Shares to any employee of the Company or any of its Subsidiaries. In addition, the restrictions contained in this paragraph 3 (other than subparagraph 3(d)) shall not apply with respect to an Approved Sale pursuant to paragraph 4 below. Any transfer permitted by this Section 3(e) is referred to herein as an "Exempt Transfer."

                  (f) Termination of Restrictions. The restrictions set forth in this paragraph 3 shall continue with respect to each Stockholder Share until the earlier of (i) the date on which such Stockholder Share has been transferred in a Public Sale or (ii) the consummation of a Sale of the Company.

                  (g) Acknowledgement. The parties hereto acknowledge that this paragraph 3 is not intended as a prohibition on sale of Stockholder Shares but instead only dictates the manner upon which a sale of Stockholder Shares may be made.

                  4. Sale of the Company.

                  (a) If the Board and the holders of a majority of the Stockholder Shares held by the DLJ Stockholders approve a Sale of the Company (an "Approved Sale"), each Stockholder shall vote for, consent to and raise no objections against such Approved Sale. If the Approved Sale is structured as a
(i) merger or consolidation, each Stockholder shall waive any dissenters rights, appraisal rights or similar rights in connection with such merger or consolidation or (ii) sale of stock, each Stockholder shall agree to sell all of his Stockholder Shares and rights to acquire shares of Common Stock on the terms and conditions approved by the Board and the holders of a majority of Stockholder Shares held by the DLJ Stockholders. Each Stockholder shall take all necessary or desirable actions in connection with the consummation of the Approved Sale and the distribution of the aggregate consideration from such Approved Sale as requested by the Company.

                  (b) The obligations of the Stockholders with respect to the Approved Sale are subject to the satisfaction of the following conditions: (i) upon the consummation of the Approved Sale, each Stockholder shall receive in exchange for the shares of Common Stock held by such Stockholder the same portion of the aggregate consideration from such Approved Sale that such Stockholder would have received if such aggregate consideration had been distributed by the Company in complete liquidation pursuant to the rights and preferences set forth in the Certificate of Incorporation as in effect immediately prior to such Approved Sale; (ii) if any holders of a class of Common


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Stock are given an option as to the form and amount of consideration to be received, each holder of such class of Common Stock shall be given the same option; (iii) each holder of then currently exercisable rights to acquire shares of a class of Common Stock shall be given an opportunity to either (A) exercise such rights or options prior to the consultation of the Approved Sale and participate in such sale as holders of such class of Common Stock or (B) upon the consummation of the Approved Sale, receive in exchange for such rights or options consideration equal to the amount determined by multiplying (1) the same amount of consideration per share of a class of Common Stock received by holders of such class of Common Stock in connection with the Approved Sale less the exercise price per share of such class of Common Stock of such rights or options to acquire such class of Common Stock by (2) the number of shares of such class of Common Stock represented by such rights or options; and (iv) neither the Company nor any Stockholder shall receive any consideration in any form other than as purchase price for the assets or stock being sold pursuant to such Approved Sale.

                  5. Public Offering. In the event that the Board and the holders of a majority of the Stockholder Shares held by the DLJ Stockholders approve an initial public offering and sale of Common Stock (a "Public Offering") pursuant to a registration statement filed under the Securities Act, the Stockholders shall take all necessary or desirable actions in connection with the consummation of the Public Offering. In the event that such Public Offering is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the Common Stock structure shall adversely affect the marketability of the offering, each Stockholder shall consent to and vote for a recapitalization, reorganization and/or exchange of the Common Stock into securities that the managing underwriters, the Board and holders of a majority of the Stockholder Shares held by the DLJ Stockholders find acceptable and shall take all necessary or desirable actions in connection with the consummation of the recapitalization, reorganization and/or exchange; provided that (a) the resulting securities reflect and are consistent with the rights and preferences set forth in the Certificate of Incorporation as in effect immediately prior to such Public Offering, (b) such recapitalization, reorganization and/or exchange does not adversely effect a Stockholder or group of Stockholders in a manner different than the other Stockholders and (c) at the request of a holder, the Company shall offer such holder non-voting securities in lieu of voting securities.

                  6. Legend. In addition to any legend that may be required under applicable securities laws or otherwise, each certificate evidencing Stockholder Shares and each certificate issued in exchange for or upon the transfer of any Stockholder Shares (if such shares remain Stockholder Shares as defined herein after such transfer) shall be stamped or otherwise imprinted with a legend in substantially the following form:


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                  "The securities represented by this certificate are subject to a Stockholders and Registration Rights Agreement dated as of_________, 1997, among the issuer of such securities (the "Company") and certain of the Company's stockholders. A copy of such Stockholders and Registration Rights Agreement will be furnished without charge by the Company to the holder hereof upon written request."

The Company shall imprint such legend on certificates evidencing Stockholder Shares outstanding prior to the date hereof. The legend set forth above shall be removed from the certificates evidencing any shares which cease to be Stockholder Shares.

                  7. Transfer. Prior to transferring any Stockholder Shares (other than in a Public Sale) to any person or entity, the Transferring Stockholder shall cause the prospective transferee to execute and deliver to the Company and the other Stockholders a counterpart of this Agreement; provided that employees of the Company or any of its Subsidiaries who purchase any Stockholder Shares from the DLJ Stockholders shall not be obligated to execute and deliver to the Company and the other Stockholders a counterpart to this Agreement.

                  7A. Financial Information. The Company agrees that it will deliver to each Stockholder annual financial statements and quarterly financial information to the extent that the Company does not otherwise deliver such financial statements and information to such Stockholder pursuant to the indenture relating to the Company's 15% Senior Subordinated Zero Coupon Notes due 2004.

                  8. Definitions.

                  "Affiliate" means any Person directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person. For this purpose, "control" shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

                  "Bain Group" means BCIP Associates, BCIP Trust Associates, L.P., Tyler Capital Fund, L.P., Tyler International, L.P.-II, Tyler Massachusetts, L.P., Jeffrey C. Hammes, Karl Lutz, Pearlman Family Partners, Thomas Stemberg and The Marion Trust.

                  "Business Day" means any day excluding Saturday, Sunday and any day which shall be in the City of New York a legal holiday or a day on which banking institutions are authorized by law or other governmental actions to close.



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                  "Certificate of Incorporation" means the Company's
certificate of incorporation in effect at the time as of which any determination is being made.

                  "Common Stock" means the Class B Common Stock, par value $.01 per share of the Company.

                  "Competitor" means any Person engaged, directly or indirectly, in any business or any line of business similar to the business or lines of business of the Company or any of its Subsidiaries as now conducted or as presently proposed to be conducted; provided that no Permitted DLJ Transferree shall be deemed to be a Competitor for any purpose under this Agreement.

                  "Continuing Registrable Securities" means (i) any shares of Common Stock retained by the Continuing Stockholders pursuant to the Recapitalization Agreement, including, without limitation, any shares of Common Stock received upon the reclassification of the Company's Outstanding Common in accordance with the terms of the Recapitalization Agreement, (ii) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in clause (i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, reclassification, merger, consolidation or other reorganization and (iii) any other shares of Common Stock held by Persons holding securities described in clauses (i) or
(ii) above. As to any particular shares constituting Continuing Registrable Securities, such shares will cease to be Continuing Registrable Securities when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, or (y) sold to the public through a broker dealer or market maker pursuant to Rule 144 under the Securities Act. For purposes of this Agreement, a Person will be deemed to be a holder of Continuing Registrable Securities whenever such Person has the right to acquire directly or indirectly such Continuing Registrable Securities (upon conversion, exchange or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

                  "DLJ " means the DLJ Representative, DLJMB Partners II-A, L.P., DLJMB Funding II, Inc., DLJ Diversified Partners, L.P., DLJ Diversified Partners-A, L.P., DLJ First ESC L.L.C., DLJ Offshore Partners II, C.V., DLJ EAB Partners, L.P., UK Investment Plan 1997 Partners and DLJ Millennium Partners, L.P.

                  "DLJ Registrable Securities" means (i) any shares of Common Stock acquired by or issued to the DLJ Stockholders pursuant to the Recapitalization Agreement, (ii) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in clause(i) by way of stock dividend or stock split or in connection with a combination of


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shares, recapitalization, reclassification, merger, consolidation or other reorganization and (iii) any other shares of Common Stock held by Persons holding securities described in clause (i) or (ii) above. As to any particular shares constituting DLJ Registrable Securities, such shares will cease to be DLJ Registrable Securities when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, or (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act. For purposes of this Agreement, a Person will be deemed to be a holder of DLJ Registrable Securities whenever such Person has the right to acquire directly or indirectly such DLJ Registrable Securities (upon conversion, exchange or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

                  "DLJ Representative" means DLJ Merchant Banking
Partners II, L.P.

                  "Independent Third Party" means any person who, immediately prior to the contemplated transaction is not an Affiliate.

                  "Permitted DLJ Transferree" means with respect to any DLJ Stockholder, (i) any general or limited partner of such DLJ Stockholder (a "DLJ Partner"), (ii) any corporation, partnership or other entity which is an Affiliate of such DLJ Stockholder or of any DLJ Partner (collectively, the "DLJ Affiliates"), (iii) any managing director, general partner, director, limited partner, officer or employee of (a) such DLJ Stockholder, (b) such DLJ Partner or (c) any DLJ Affiliate of such DLJ Partner or a DLJ Affiliate, or the heirs, executors, administrators, testamentary trustees, legatees or beneficiaries of any of the foregoing Persons referred to in this clause (iii) (collectively, "DLJ Associates"), (iv) any trust, the beneficiaries of which, or a corporation, limited liability company or partnership, the stockholders, members or general or limited partners of which, include only such DLJ Stockholder, DLJ Affiliates, DLJ Associates, their spouses or their lineal descendants and (v) a voting trustee for one or more DLJ Stockholders, DLJ Affiliates or DLJ Associates.

                  "Person" means an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

                  "Public Sale" means any sale of Stockholder Shares to the public pursuant to an offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 adopted under the Securities Act.



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                  "Qualified Public Offering" means the sale or sales in an
underwritten public offering or offerings registered under the Securities Act of shares of the Company's Common Stock where the Company has received net proceeds of at least $40 million (measured as of any date of issuance).

                  "Registrable Securities" means collectively the DLJ Registrable Securities and the Continuing Registrable Securities.

                  "Rule 144" means Rule 144 promulgated under the Securities Act, as amended from time to time, or any similar rule then in effect.

                  "Sale of the Company" means the sale of the Company to an Independent Third Party or group of Independent Third Parties pursuant to which such party or parties acquire (i) capital stock of the Company possessing the voting power under normal circumstances to elect a majority of the Company's board of directors (whether by merger, consolidation or sale or transfer of the Company's capital stock or otherwise) or (ii) all or substantially all of the Company's assets determined on a consolidated basis.

                  "Securities Act" means the Securities Act of 1933, as amended from time to time, or any similar federal law then in force.

                  "Securities and Exchange Commission" includes any governmental body or agency succeeding to the functions thereof.

                  "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any similar federal law then in force.

                  "Stockholder Shares" means (i) any Common Stock purchased or otherwise acquired by any Stockholder, including, without limitation, any Common Stock received by any Stockholder in connection with any reclassification or conversion of such Common Stock, and (ii) any equity securities issued or issuable directly or indirectly with respect to the Common Stock referred to in clause (i) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, reclassification, merger, consolidation or other reorganization. As to any particular shares constituting Stockholder Shares, such shares will cease to be Stockholder Shares when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act.

                  "Subsidiary" means, with respect to any Person, any corporation, partnership, association or other business entity of which (i) if a corporation, at least a majority of the total voting power of shares of stock entitled (without regard to the


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occurrence of any contingency) to vote in the election of directors is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, association or other business entity, at least a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have at least a majority ownership interest in a partnership, association or other business entity if such Person or Persons shall be allocated at least a majority of partnership, association or other business entity gains or losses or shall be or control the managing director or general partner of such partnership, association or other business entity.

                  9. Demand Registrations.

                  (a) Requests for Registration. At any time after the one year anniversary date of the date on which the Company registered and sold any of its common equity securities pursuant to a registration statement filed and declared effective under the Securities Act (an "Initial Public Offering"), subject to 9(b) and 9(c) below:

                  (i) the holders of a majority of the Continuing Registrable Securities may request registration under the Securities Act of all or part of their Registrable Securities (a "Continuing Demand Registration"). The holders of a majority of the Continuing Registrable Securities may request one Continuing Demand Registration; and

                  (ii) the holders of a majority of the DLJ Registrable Securities will be entitled to request a unlimited number of Demand Registrations (each, a "DLJ Demand Registration," and together with the "Continuing Demand Registration," a "Demand
                           Registration").

                  A request for a Demand Registration pursuant to this Section 9(a) shall specify the approximate number of Registrable Securities requested to be registered, the anticipated per share price range for such offering and the intended method of distribution thereof. Within ten days after receipt of any such request, the Company will give written notice of such requested registration to all other holders of Registrable Securities and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice. A Demand Registration pursuant to this Section 9(a) will not count as a Demand Registration until it has become effective under the Securities Act (unless such Demand

Registration has not become effective due to the fault of the holders requesting such registration) and has remained effective for a period of at least 90 days (or such shorter time in which the Registrable Securities requested to be included in such registration are registered and sold).

                  (b) Priority on Demand Registration. (i) If a Continuing Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering, then the Company will include in such registration (1) first, the Continuing Registrable Securities requested to be included in such registration, (2) second, the DLJ Registrable Securities requested to be included in such registration and any equity securities offered by the Company, pro rata among the holders of DLJ Registrable Securities and the Company, on the basis of the number of shares owned by each such holder of DLJ Registrable Securities, and, in the case of the Company, on the basis to the number of shares proposed to be offered by the Company, and (3) third, other securities requested to be included in such registration and (ii) if a DLJ Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering then (A) if the holders of the Continuing Registrable Securities were offered the opportunity to include all such Continuing Registrable Securities in an Initial Public Offering (including, without limitation, any offer to include such Continuing Registrable Securities pursuant to Section 10A), then the Company will include in such registration (1) first, any DLJ Registrable Securities that DLJ Merchant Banking proposes to sell, (2) second, the other Registrable Securities requested to be included in such registration and any equity securities offered by the Company, pro rata among the holders of such Registrable Securities and the Company, on the basis of the number of shares owned by each such holder, and, in the case of the Company, on the basis to the number of shares proposed to be offered by the Company, and (3) third, other securities requested to be included in such registration and (B) if the holders of the Continuing Registrable Securities were not offered the opportunity to include all such Continuing Registrable Securities in an Initial Public Offering, then the Company will include in such registration (1) first, any Continuing Registrable Securities requested to be included in such registration by the Continuing Stockholders, (2) second, any other Registrable Securities requested to be included in such registration and any equity securities offered by the Company, pro rata among the holders of such Registrable Securities and the Company, on the basis of the number of shares owned by each such holder, and, in the case of the Company, on the basis to the number of shares proposed to be offered by the Company, and (iii) third, other securities requested to be included in such registration .

                  (c) Restrictions on Demand Registrations. The Company may postpone for up to six months the filing or the effectiveness of a registration statement for a Demand Registration if the Company determines that such Demand Registration would reasonably be expected to have an adverse effect on any proposal or plan by the Company or any of its Subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or similar transaction; provided that in such event, the holders of Registrable Securities initially requesting such Demand Registration will be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration will not count as the one permitted Demand Registration hereunder.

                  (d) Selection of Underwriters. The Company shall select Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") as the investment banker and manager to administer any underwritten offering pursuant to this
Section 9, or in the event that DLJ declines to serve the investment banker and manager in connection with such underwritten offering, the Company shall have the right to select another investment banker(s) and manager(s) (the "Alternative Selection"), which Alternative Selection shall be subject to the approval of the holders of a majority of the Registrable Securities owned by the Bain Group, which approval shall not be unreasonably withheld.

                  10. Piggyback Registrations.

                  (a) Right to Piggyback. At any time after the consummation of an Initial Public Offering, whenever the Company proposes to register any of its equity securities under the Securities Act (other than pursuant to a Demand Registration) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company will give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and, subject to clause (b) below, will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice. Notwithstanding anything contained elsewhere herein, the provisions of this
Section 10 shall not be applicable to any Demand Registration pursuant to
Section 9 hereof.

                  (b) Priority on Piggyback Registrations. If a Piggyback Registration is an underwritten registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, then
(i) if the holders of the Continuing Registrable Securities were offered the opportunity to include all such Continuing Registrable Securities in an Initial Public Offering (including, without limitation, any offer to include such Continuing Registrable Securities pursuant to Section 10A), then the Company will include in such registration (A) first, any securities the Company proposes to sell, (B) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder, and
(C) third, other securities requested to be included in such registration and
(ii) if the holders of the Continuing Registrable Securities were not offered the opportunity to include all such Continuing Registrable Securities in an Initial Public Offering, then the Company will include in such registration (A) first, any securities the Company proposes to sell, (B) second, all Continuing Registrable Securities requested to be included in such registration, (C) third, all DLJ Registrable Securities requested to be included in such registration, and (D) fourth, all other securities requested to be included in such registration.

                  (c) Selection of Underwriters. The Company shall select Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") as the investment banker and manager to administer any underwritten offering pursuant to this
Section 10, or in the event that DLJ declines to serve the investment banker and manager in connection with such underwritten offering, the Company shall have the right to select another investment banker(s) and manager(s) (the "Alternative Selection"), which Alternative Selection shall be subject to the approval of the holders of a majority of the Registrable Securities owned by the Bain Group, which approval shall not be unreasonably withheld.

                  10A. Participation in Initial Public Offering.

                  (d) In the event that the Company proposes to register any DLJ Registrable Securities, any shares of Common Stock owned by the management of the Company (the "Management Shares") or any other Stockholder Shares in connection with an Initial Public Offering (the "IPO Registration") and the registration form to be used may be used for the registration of Registrable Securities, the Company will give prompt written notice to all holders of Continuing Registrable Securities of its intention to effect such a registration and, subject to the next sentence, will include in such registration all Continuing Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice; provided that if the IPO Registration is an underwritten registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, then the Company will include in such registration (i) first, any securities the Company proposes to sell, (ii) second, the Continuing Registrable Securities, the DLJ Registrable Securities and any Management Shares requested to be included in such registration, pro rata among the holders of such Continuing Registrable Securities, DLJ Registrable Securities and Management Shares on the basis of the number of shares owned by each such holder of Continuing Registrable Securities, DLJ Registrable Securities, and Management Shares, respectively and (iii) third, all other securities requested to be included in such registration; provided further that, in the event that any agreement (a "Management Agreement") with respect to the number of Management Shares that may be registered in an Initial Public Offering may be construed to conflict with the provisions of this
Section 10A(d), the terms of the Management Agreement shall govern.

                  11. Holdback Agreement

                  Each holder of Registrable Securities agrees not to effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company and not to effect any such public sale or distribution of any securities convertible into or exchangeable or exercisable for such securities, in each case, during the period which begins seven days prior to the Effective Date (as defined below) and continuing through the 180-day period beginning on the effective date (the "Effective Date") (such period, the "Holdback Period") of any registration statement under the Securities Act (except as part of such registration) with respect to the sale of common equity securities, unless the underwriters managing the registered public offering otherwise agree; provided that upon any public sale or distribution that occurs after the consummation of a Qualified Public Offering, the Holdback Period shall extend from the period which begins seven days prior to the Effective Date and continues through the 90-day period beginning on the Effective Date (each such period, a "90-day Holdback Period"); provided, further that during each such 90-day Holdback Period, each holder of Registrable Securities that owns less than 5% of the total amount of common equity securities then outstanding shall be permitted to sell an amount of Registrable Securities that is no greater than the greater of (i) one percent of the shares of common equity securities outstanding as shown by the most recent report or statement published by the Company and (ii) the average weekly reported volume of trading in such common equity securities on all national securities exchanges and/or reported through the automated quotation system of a registered securities association during the four calendar weeks immediately preceding the proposed date of sale of such common equity securities.

                  12. Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof (including the registration of Registrable Securities held by a holder of Registrable Securities requesting registration as to which the Company has received reasonable assurances that only Registrable Securities will be distributed to the public), and pursuant thereto the Company will as expeditiously as possible:

                  (a) prepare and file with the Securities and Exchange Commission a registration statement on any form for which the Company then qualifies and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective;

                  (b) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

                  (c) notify each holder of Registrable Securities being so registered and counsel for such holders promptly and, if requested by such holder or such holder's counsel, confirm such advice in writing promptly (i) when a registration statement has become effective with respect to such Registrable Securities and when any post-effective amendments and supplements thereto become effective, (ii) of any request by the Securities and Exchange Commission or any state securities authority for post-effective amendments and supplements to any such registration statement and prospectus or for additional information after the registration statement has become effective, (iii) of the issuance by the Securities and Exchange Commission or any state securities authority of any stop order suspending the effectiveness of any such registration statement or the initiation of any proceedings for that purpose,
(iv) if, between the effective date of any such registration statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to such offering cease to be true and correct in all material respects, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of any such Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (vi) of the happening of any event or the discovery of any facts during the period such registration statement is effective which makes any statement made in such registration statement or the related prospectus untrue in any material respect or which requires the making of any changes in such registration statement or prospectus in order to make the statements therein not misleading and (vii) of any determination by the Company that a post-effective amendment to a registration statement would be appropriate;

                  (d) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

                  (e) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

                  (f) use its reasonable best efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system;

                  (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

                  (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the underwriters reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares);

                  (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

                  (j) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

                  (k) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order;

                  (l) use its reasonable best efforts to obtain a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request (provided that such Registrable Securities constitute at least 10% of the securities covered by such registration statement);

                  (m) upon the occurrence of any event or the discovery of any facts, each as contemplated by Section 12(c)(vi) hereof, use its best efforts to prepare a supplement or post-effective amendment to a registration statement or the related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such prospectus will not contain at the time of such delivery any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company agrees to notify each holder of Registrable Securities covered by such registration statement to suspend use of the prospectus as promptly as practicable after the occurrence of such an event, and each such holder hereby agrees to suspend use of the prospectus until the Company has amended or supplemented the prospectus to correct such misstatement or omission. At such time as such public disclosure is otherwise made or the Company determines that such disclosure is not necessary, in each case to correct any misstatement of a material fact or to include any omitted material fact, the Company agrees promptly to notify each such holder of such determination and to furnish each such holder such numbers of copies of the prospectus, as amended or supplemented, as such holder may reasonably request; and

                  (n) each holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event or the discovery of any facts, each of the kind described in Section 12(c)(ii)-(vi) hereof, each holder of Registrable Securities covered by such registration statement will forthwith discontinue disposition of Registrable Securities pursuant to such registration statement until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 12(m) hereof.

                  13. Registration Expenses.

                  All expenses of the Company incident to performance of or compliance with this Agreement, including without limitation: (i) all Securities and Exchange Commission and National Association of Securities Dealers, Inc. registration and filing fees, if any (including, without limitation, the fees and expenses of any "qualified independent underwriter"),
(ii) all fees and expenses incurred in connection with compliance with state securities, blue sky or other securities laws (including reasonable fees and disbursements of counsel for any underwriters or Stockholders in connection with state securities, blue sky or other securities qualification of any of the Registrable Securities), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any registration statement, any prospectus, any amendments or supplements thereto, certificates representing the Registrable Securities and other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, if any, (v) the fees and disbursements of counsel for the Company and including the fees and expenses of preparing and distributing any underwriting or securities sales agreement, (vi) in connection with each Demand Registration, the Company will reimburse the holders of Registrable Securities covered by such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities initially requesting such registration, (vii) all application and filing fees in connection with listing the Registrable Securities on a national securities exchange or an automated quotation system, if any, (viii) the reasonable fees and expenses of the independent public accountants of the Company, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, and (ix) the reasonable fees and expenses of an escrow agent or custodian, if any, but excluding underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Stockholder, shall be borne by the Company.


                  14. Indemnification.

         (a) The Company agrees to indemnify and hold harmless (i) each holder of Registrable Securities and (ii) each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) any such holder of Registrable Securities (any of the persons referred to in this clause (ii) being hereinafter referred to as a "controlling person") and (iii) the respective officers, directors, partners, employees, representatives and agents of any such holder of Registrable Securities or any controlling person (any person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an "Indemnified Holder"), to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, judgments, actions and expenses (including without limitation and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Indemnified Holder) directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in any registration statement, preliminary prospectus or prospectus (or any amendment or supplement thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by an untrue statement or omission or alleged untrue statement or omission of a material fact that is made in reliance upon and in conformity with information relating to any of the holders of Registrable Securities furnished in writing to the Company by any of such holders of Registrable Securities expressly for use therein. The Company also agrees to reimburse each Indemnified Person for any and all fees and expenses (including, without limitation, the fees and expenses of counsel) as they are incurred in connection with enforcing such Indemnified Person's rights under this Agreement.

                  In case any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought or asserted against any of the Indemnified Holders with respect to which indemnity may be sought against the Company, such Indemnified Holder (or the Indemnified Holder controlled by such controlling person) shall promptly notify the Company in writing (provided, that the failure to give such notice shall not relieve the Company of its obligations pursuant to this Agreement unless such failure materially prejudices the Company). Such Indemnified Holder shall have the right to employ its own counsel in any such action and the fees and expenses of such counsel shall be paid, as incurred, by the Company (regardless of whether it is ultimately determined that an Indemnified Holder is not entitled to indemnification hereunder). The Company shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for such Indemnified Holders, which firm shall be designated by the holders of Registrable Securities. The Company shall be liable for any settlement of any such action or proceeding effected with the Company's prior written consent, which consent shall not be withheld unreasonably, and the Company agrees to indemnify and hold harmless each Indemnified Holder from and against any loss, claim, damage, liability or expense by reason of any settlement of any action effected with the written consent of the Company. The Company shall not, without the prior written consent of each Indemnified Holder, settle or compromise or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, claim, litigation or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not any Indemnified Holder is a party thereto), unless such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Holder from all liability arising out of such action, claim, litigation or proceeding.

                  (b) Each holder of Registrable Securities agrees, severally and not jointly, to indemnify and hold harmless the Company and its directors, officers, and any person controlling (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company, and its officers, directors, partners, employees, representatives and agents of each such person, to the same extent as the foregoing indemnity from the Company to each of the Indemnified Holders, but only with respect to claims and actions based on information relating to such holder of Registrable Securities furnished in writing by such holder of Registrable Securities expressly for use in any registration statement. In case any action or proceeding shall be brought against the Company or its directors or officers or any such controlling person in respect of which indemnity may be sought against a holder of Registrable Securities, such holder of Registrable Securities shall have the rights and duties given the Company, and the Company, such directors or officers or such controlling person shall have the rights and duties given to each holder of Registrable Securities by the preceding paragraph. In no event shall any holder of Registrable Securities be liable or responsible for any amount in excess of the amount by which the total received by such holder with respect to its sale of Registrable Securities pursuant to a registration statement exceeds the sum of (i) the amount paid by such holder for such Registrable Securities plus (ii) the amount of any damages which such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission of a material fact.

                  (c) If the indemnification provided for in this Section 14 is unavailable to an indemnified party under Section 14(a) or Section 14(b) hereof (other than by reason of exceptions provided in those Sections) in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the holders of Registrable Securities, on the other hand, from their sale of Registrable Securities or if such allocation is not permitted by applicable law, the relative fault of the Company, on the one hand, and of the Indemnified Holder, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Indemnified Holder, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Indemnified Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 14(a), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

                  The Company and each holder of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this
Section 14(c) were determined by pro rata allocation (even if the holders of Registrable Securities were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 14, no holder of Registrable Securities or its related Indemnified Holders shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total received by such holder with respect to the sale of its Registrable Securities pursuant to a registration statement exceeds the sum of (A) the amount paid by such holder for such Registrable Securities plus (B) the amount of any damages which such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission of a material fact. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the holders of Registrable Securities to contribute pursuant to this Section 14(c) are several in proportion to the respective principal amount of Securities held by each of such holders hereunder and not joint.

                  15. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

                  16. Transferee. Upon request of any holder of Registrable Securities, the Company shall promptly supply to such holder or its prospective transferee all information required to be delivered in connection with a transfer pursuant to Rule 144A of the Securities Act.

                  17. Transfers in Violation of Agreement. Any Transfer or attempted Transfer of any Stockholder Shares in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Stockholder Shares as the owner of such shares for any purpose.

                  18. Termination. Notwithstanding any provisions to the contrary contained herein, upon the consummation of a Qualified Public Offering, Sections 1, 2, 3, 4, 5, 7 and 17 of this Agreement will terminate and be of no further force and effect.

                  19. Amendment and Waiver. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement shall be effective against the Company or the Stockholders unless such modification, amendment or waiver is approved in writing by the Company and the holders of at least all of the Stockholder Shares owned by each of (a) the DLJ Stockholders and (b) Bain Group; provided that this Agreement may be amended or modified to clarify any ambiguity or error upon the written consent of the holders of a majority of the Stockholder Shares; provided further that with respect to any modification, amendment or waiver affecting the rights of any class of stock held by any Stockholder, such modification, amendment or waiver shall affect all of the shares held by all of the holders of such class of stock in the same manner. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms; provided that no modification, amendment or waiver of this Agreement shall be effective against the Company or any Stockholder if such modification, amendment or waiver of any provision of this Agreement would cause the Company or any such Stockholder, as the case may be, to be in violation of any federal or state law or regulation.


                  20. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

                  21. Entire Agreement. Except as otherwise expressly set forth herein, this document embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

                  22. Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and the Stockholders and any subsequent holders of Stockholder Shares and the respective successors and assigns of each of them, so long as they hold Stockholder Shares.

                  23. Counterparts. This Agreement may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

                  24. Remedies. The Company and the Stockholders shall be entitled to enforce their rights under this Agreement specifically to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that the Company and any Stockholder may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

                  25. Notices. Any notice provided for in this Agreement shall be in writing and shall be either personally delivered or when received by confirmed telecopy or mailed first class mail (postage prepaid) or sent by reputable overnight courier service (charges prepaid) to the Company at the address set forth below and to any other recipient at the address indicated on the schedules hereto and to any subsequent holder of Stockholder Shares subject to this Agreement at such address as indicated by the Company's records, or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. Notices will be deemed to have been given hereunder when delivered personally, when received by confirmed telecopy, three days after deposit in the U.S. mail and one day after deposit with a reputable overnight courier service. The Company's address is:

                  Duane Reade Holding Corp.
                  c/o DLJ Merchant Banking Partners II, L.P.
                  277 Park Avenue
                  New York, New York 10172
                  Attention:  David Jaffe

                  26. Governing Law. All questions concerning the construction, validity and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by and construed in accordance with the domestic laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

                  27. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                                   * * * * *

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.


                                        DUANE READE HOLDING CORP.



                                        By /s/ Anthony Cuti
                                          ------------------------------
                                          Name:
                                          Title:


                                        DLJMB FUNDING II, INC.



                                        By /s/ David Jaffe
                                          ------------------------------
                                          Name: David Jaffe
                                          Title: Authorized Person


                                        DLJ MERCHANT BANKING PARTNERS II,
                                        L.P.

                                                 By:  DLJ Merchant Banking II,
                                                      Inc.
                                                      Managing General Partner



                                        By /s/ David Jaffe
                                          ------------------------------
                                          Name: David Jaffe
                                          Title: Authorized Person



                                        DLJ DIVERSIFIED PARTNERS, L.P.

                                                 By: DLJ Diversified Partners,
                                                     Inc.


                                        By /s/ David Jaffe
                                          ------------------------------
                                          Name: David Jaffe
                                          Title: Authorized Person

                 Additional Signature Page to Stockholders and
                         Registration Rights Agreement


                                        DLJ FIRST ESC L.L.C.

                                            By:  DLJ LBO Plans
                                                 Management Corporation
                                                 As Manager


                                        By /s/ David Jaffe
                                          ------------------------------
                                          Name: David Jaffe
                                          Title: Authorized Person


                                        DLJ OFFSHORE PARTNERS, II, C.V.

                                            By:  DLJ Merchant Banking
                                                 II, Inc.
                                                 Managing General
                                                 Partner


                                        By /s/ David Jaffe
                                          ------------------------------
                                          Name: David Jaffe
                                          Title: Authorized Person


                                        DLJ EAB PARTNERS, L.P.

                                            By:  DLJ Merchant Banking
                                                 II, Inc.


                                        By /s/ David Jaffe
                                          ------------------------------
                                          Name: David Jaffe
                                          Title: Authorized Person

                                        UK INVESTMENT PLAN 1997 PARTNERS

                                            By:  Donaldson, Lufkin &
                                                 Jenrette, Inc.

                                        By /s/ David Jaffe
                                          ------------------------------
                                          Name: David Jaffe
                                          Title: Authorized Person

                 Additional Signature Page to Stockholders and
                         Registration Rights Agreement


                                        DLJ MERCHANT BANKING PARTNERS II-A,
                                        L.P.



                                        By /s/ David Jaffe
                                          ------------------------------
                                          Name: David Jaffe
                                          Title: Authorized Person


                                        DLJ DIVERSIFIED PARTNERS-A, L.P.


                                        By /s/ David Jaffe
                                          ------------------------------
                                          Name: David Jaffe
                                          Title: Authorized Person


                                          DLJ MILLENIUM PARTNERS, L.P.



                                        By /s/ David Jaffe
                                          ------------------------------
                                          Name: David Jaffe
                                          Title: Authorized Person

  Additional Signature Page to Stockholders and Registration Rights Agreement


                                BANKERS TRUST NEW YORK CORPORATION



                                By /s/ Joseph Wood
                                  -----------------------------------
                                  Name: Joseph Wood
                                  Title: Sr. Managing Director


                                CONAC & CO.

                                As registered holder for
                                Continental Assurance Company on
                                behalf of its separate account,
                                Continental Assurance Company
                                Pension Investment Fund

                                   Conac & Co.
                                   Signature Guaranteed
                                By The First National Bank of Chicago
                                  -----------------------------------
                                  By: Blakley
                                     --------------------------------
                                     Authorized Signature

                                MUICO & CO.

                                As registered holder for Putnam
                                High Yield Trust



                                By /s/ Paul M. O'Neil
                                  -----------------------------------
                                  Name: Paul M. O'Neil
                                  Title: Vice President

                                PAINEWEBBER MANAGED INVESTMENT TRUST ON
                                BEHALF OF PAINEWEBBER HIGH INCOME FUND(1)




                                By /s/ Emil Polito
                                  -----------------------------------
                                  Name: Emil Polito
                                  Title: Vice President





-------------------

(1) Limitation of Trustee, Officer and Shareholder Liability. PaineWebber High Income Fund is a series of a Massachusetts business trust (the "Trust"). The parties to this Stockholders and Registration Rights Agreement hereby acknowledge that this Agreement and the agreements, documents and instruments executed in connection herewith (collectively, the "Documents") relate solely to the undersigned and not to any other series of the Trust. The parties hereto hereby agree that, in seeking to enforce any of its rights under any of the Documents, they will look solely to the undersigned, and not to any other series of the Trust, and that all such other series shall have no liabilities or obligations under the Documents. Additionally, notice is hereby given that the Documents are executed on behalf of the trustees of the Trust as trustees and not individually and that the obligations of the Documents are not binding upon any of the trustees, officers or shareholders of the Trust individually, but are binding only upon the assets and property of the undersigned.

  Additional Signature Page to Stockholders and Registration Rights Agreement





                                            USL CAPITAL CORPORATION

                                            By /s/ Peter Sherry, Jr.
                                              ------------------------------
                                              Name: Peter Sherry, Jr.
                                              Title: Vice President, General
                                                     Counsel & Secretary

  Additional Signature Page to Stockholders and Registration Rights Agreement




                               PEARLMAN FAMILY PARTNERS



                               By:      /s/ Kenneth Pearlman
                                        -----------------------------------
                                        Name:
                                        Its:  GENERAL PARTNER



                               By:      /s/ Karl E. Lutz
                                        -----------------------------------
                                                 KARL E. LUTZ



                               By:      /s/ Jeffery C. Hammes
                                        -----------------------------------
                                                 JEFFREY C. HAMMES




                               By:      /s/ Thomas Stemberg
                                        -----------------------------------
                                                 THOMAS STEMBERG



                               THE MARION TRUST



                               By:      /s/ Patricia H. Holzwarth, AVP
                                        -----------------------------------
                                        Name: Patricia H. Holzwarth
                                        Its: Assistant Vice President

  Additional Signature Page to Stockholders and Registration Rights Agreement



                                         /s/ Bruce L. Weitz
                                         -----------------------------------
                                         Bruce L. Weitz

                                         BCIP ASSOCIATES

                                         By: /s/ Adam Kirsch
                                            --------------------------------
                                            Name:  Adam Kirsch
                                            Title: General Partner


                                         BCIP TRUST ASSOCIATES. L.P.

                                         By: /s/ Adam Kirsch
                                            --------------------------------
                                            Name:  Adam Kirsch
                                            Title: General Partner


                                         TYLER CAPITAL FUND L.P.

                                         By: Bain Venture Capital,
                                             a California limited partnership
                                             Its General Partner

                                         By: /s/ Adam Kirsch
                                            --------------------------------
                                            Name:  Adam Kirsch
                                            Title: General Partner


                                         TYLER INTERNATIONAL, L.P.-II

                                         By: Bain Venture Capital,
                                             a California limited partnership
                                             Its General Partner

                                         By: /s/ Adam Kirsch
                                            --------------------------------
                                            Name:  Adam Kirsch
                                            Title: General Partner


                                         TYLER MASSACHUSETTS, L.P.

                                         By: Bain Venture Capital,
                                             a California limited partnership
                                             Its General Partner

                                         By: /s/ Adam Kirsch
                                            --------------------------------
                                            Name:  Adam Kirsch
                                            Title: General Partner

                                   SCHEDULE A


DLJ Merchant Banking Partners II, L.P.
277 Park Avenue
New York, New York 10172

DLJ Offshore Partners II, C.V.
c/o DLJ Offshore Management N.V.
John B. Gorsiraweg 14
Willemstad, Curacao
Netherlands, Antilles

DLJ Diversified Partners, L.P.
277 Park Avenue
New York, New York 10172

DLJMB Funding II, Inc.
277 Park Avenue
New York, New York 10172

UK Investment Plan 1997 Partners
2121 Avenue of the Stars
Fox Plaza, Suite 3000
Los Angeles, California  90067

DLJ Merchant Banking Partners II-A, L.P.
277 Park Avenue
New York, New York 10172

DLJ Diversified Partners-A, L.P.
277 Park Avenue
New York, New York 10172

DLJ Millenium Partners, L.P.
277 Park Avenue
New York, New York 10172

DLJ First ESC LLC
c/o DLJ LBO Plans Management Corporation
277 Park Avenue
New York, New York 10172

DLJ EAB Partners, L.P.
c/o DLJ Merchant Banking II, Inc.
277 Park Avenue
New York, New York 10172